J.P. Morgan Healthcare Conference Agios Pharmaceuticals Brian Goff, Chief Executive Officer January 10, 2024 Exhibit 99.2

Forward-looking statements This presentation and various remarks we make during this presentation contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the potential benefits of PYRUKYND® (mitapivat), AG-946, TMPRSS6 siRNA and its PAH stabilizer; Agios’ plans, strategies and expectations for its preclinical, clinical and commercial advancement of its drug development, including PYRUKYND®, AG-946 and its PAH stabilizer; Agios’ strategic vision and goals, including its key milestones for 2024 and potential catalysts through 2026; and the potential benefits of Agios’ strategic plans and focus. The words “anticipate,” “expect,” “goal,” “hope,” “milestone,” "opportunity," “plan,” “potential,” “possible,” “strategy,” “will,” “vision,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs. For example, there can be no guarantee that any product candidate Agios is developing will successfully commence or complete necessary preclinical and clinical development phases, or that development of any of Agios’ product candidates will successfully continue. There can be no guarantee that any positive developments in Agios’ business will result in stock price appreciation. Management's expectations and, therefore, any forward-looking statements in this presentation and various remarks we make during this presentation could also be affected by risks and uncertainties relating to a number of other important factors, including, without limitation: risks and uncertainties related to the impact of pandemics or other public health emergencies to Agios’ business, operations, strategy, goals and anticipated milestones, including its ongoing and planned research activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products; Agios’ results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA, the EMA or other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Agios’ ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures; Agios’ ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios’ ability to establish and maintain key collaborations; uncertainty regarding any milestone or royalty payments related to the sale of Agios’ oncology business or its in-licensing of TMPRSS6 siRNA, and the uncertainty of the timing of any such payments; uncertainty of the results and effectiveness of the use of proceeds from the transaction with Servier; competitive factors; and general economic and market conditions. These and other risks are described in greater detail under the caption "Risk Factors" included in Agios’ public filings with the Securities and Exchange Commission. Any forward-looking statements contained in this presentation and various remarks we make during this presentation speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

To become a leading rare disease company providing first-in-class and/or best-in-class new therapies for diseases with high unmet need Aim High Come Together Embrace Differences Bring Your Whole Self Blaze New Trails Tamara Pyruvate Kinase Deficiency Sharonda Sickle Cell Disease Fueled by Connections to Transform Rare Diseases Develop and deliver transformative medicines that elevate and extend the lives of patients Our Vision Our Values Our Mission Ryan Thalassemia

Well-positioned with multiple near-term catalysts to enter multi-billion dollar markets and deliver significant value Increasing probability of success Proven track record supported by compelling and consistent data to date Differentiated mechanism of action Clearly differentiated PK activation franchise targeting red blood cell health beyond hemoglobin increase PKa franchise with multi-billion dollar potential Large opportunities with substantial value - potential for two additional first and best-in-class indications for PYRUKYND® by 2026 Growing pipeline Diversified pipeline addressing the underlying pathophysiology of rare diseases with high unmet need PK = pyruvate kinase Pka = pyruvate kinase activation

PYRUKYND® expansion into diseases with larger patient populations provides significant near-term growth potential for first- and best-in-class therapies pyrukynd® (mitapivat) tablets

PK deficiency	Thalassemia	Sickle cell disease
3-8K patients in the U.S./EU5	**18-23K patients** in the U.S./EU5 **~70K patients** in GCC **>1M patients** worldwide	**120-135K patients** in the U.S./EU5 **~150K patients** in GCC **>3M patients** worldwide
2022 Approved for adults in the U.S., EU and Great Britain	**2025** Potential U.S. approval	**2026** Potential U.S. approval
OUR GOAL **Deliver the first approved therapy for pediatric PK deficiency**	OUR GOAL **Deliver the first therapy approved for all thalassemia subtypes**	OUR GOAL **Deliver a novel oral therapy that improves anemia and reduces VOCs**

PYRUKYND® is approved in the U.S., EU, and Great Britain for adult PK deficiency and is under investigation for pediatric PK deficiency, thalassemia, and sickle cell disease.
Source: Agios internal estimates

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Unique PK activation mechanism has demonstrated comprehensive benefits beyond hemoglobin improvement PKR Improves cellular energetics in the tissues Improves overall red blood cell health PKM2 Improvement of hemolytic anemia Early and sustained response Potential long term benefits Consistent, compelling and comprehensive data reported to date* Hemoglobin Transfusion reduction + COMPLETED AND ONGOING STUDIES* Translated to other clinically meaningful endpoints Hemolysis PROs VOCs *Completed studies/reported/published data include: ACTIVATE and ACTIVATE-T (PKD), ENERGIZE (Thalassemia), RISE UP Phase 2 portion (SCD). Additional data expected from four ongoing phase 3 studies Pan-PK activation

COMPOUND INDICATION PRECLINICAL EARLY-STAGE CLINICAL DEVELOPMENT LATE-STAGE CLINICAL DEVELOPMENT REGULATORY SUBMISSION APPROVAL Pyruvate Kinase Deficiency (PKD) α- and β-Thalassemia Healthy Volunteers / Sickle Cell Disease (SCD) 2020 Pipeline: the beginning of a rare disease portfolio leveraging our expertise in cellular metabolism  ACTIVATE AND ACTIVATE- T PHASE 1 US, EU, GB PHASE 2 PYRUKYND® First-in-class PK activator AG-946 Novel PK activator

COMPOUND INDICATION PRECLINICAL EARLY-STAGE CLINICAL DEVELOPMENT LATE-STAGE CLINICAL DEVELOPMENT REGULATORY SUBMISSION APPROVAL Pyruvate Kinase Deficiency (PKD) α- and β-Thalassemia Sickle Cell Disease (SCD) Lower Risk Myelodysplastic Syndrome (LR-MDS) Healthy Volunteers / Sickle Cell Disease Phenylketonuria (PKU) 2024 Pipeline: significant advancement building depth and breadth in our rare disease pipeline Polycythemia Vera (PV) PYRUKYND® First-in-class PK activator ENERGIZE - T ACTIVATE KIDS - T ACTIVATE KIDS RISE UP Phenylalanine hydroxylase (PAH) stabilizer siRNA Targeting TMPRSS6 US, EU, GB AG-946 Novel PK activator ENERGIZE

2023 Evaluate business development opportunities to expand pipeline and build commercial capabilities to efficiently launch additional indications Momentum building as we delivered on all 2023 goals to expand and advance our pipeline and strengthened clinical evidence across our PKa franchise Lower-Risk MDS AG-946 (Novel PK Activator) Complete enrollment of Phase 2a study (YEAR-END) Thalassemia PYRUKYND® Complete enrollment of Phase 3 ENERGIZE and ENERGIZE-T studies (MID-YEAR) Sickle Cell Disease PYRUKYND® Phase 2 RISE UP data readout & go/no-go to Phase 3 decision (MID-YEAR) Pediatric PK Deficiency PYRUKYND® Enroll at least half of patients in the Phase 3 ACTIVATE-kids and ACTIVATE-kidsT studies (YEAR-END) Pipeline License Agreement with Alnylam for novel siRNA for potential treatment of PV (Q3 2023) Sickle Cell Disease PYRUKYND® Begin patient enrollment in Phase 3 RISE UP study (YEAR-END) Lower-Risk MDS AG-946 Phase 2a data readout (YEAR-END) Pipeline File IND for PAH stabilizer for the treatment of PKU (YEAR-END)

Agios aims to deliver the first therapy approved for all thalassemia subtypes



U.S.
~33%
TRANSFUSION DEPENDENT (TDT) (~2K)
~67%
NON-TRANSFUSION DEPENDENT (NTDT) (~4K)
~67%
NO APPROVED THERAPIES IN THE U.S.

Mitapivat Thalassemia Phase 3 program

ENERGIZE

- **Alpha- and Beta-thalassemia Non-transfusion dependent** patients
- Primary endpoint: Hemoglobin (Hb) response
- **Data announced January 2024**

ENERGIZE-T

- **Alpha- and Beta-thalassemia Transfusion dependent** patients
- Primary endpoint: Transfusion Reduction Response
- **Data readout mid-2024**

Beta-THAL prevalence: HEOR Global THAL Epidemiology SLE (XCENDA, 2021); US: Paramore, et.al; DE: Borchert, et.al; IT: Italian Society of Thal & Hemoglobinopathies Patient Registry, Jan 2021, Angelucci, et.al, 2017; FR: French registry for thal (Thuret, et.al.); ES: Cela, et.al.; UK Registry for Hemoglobinopathies, 2020; Alpha-THAL prevalence: Agios internal estimates; LEK Analysis | Beta-THAL TD/NTD split (60% / 40%): Thuret, et.al., Haematologica 2010; Magnolia TPP MR, April 2020 | Alpha-THAL TD/NTD split (5% / 95%): Taher, et.al., Vox Sanguinis, 2015; Magnolia TPP MR, April 2020.

PYRUKYND® is under investigation for thalassemia and is not approved anywhere for that use.

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Thalassemia in all forms remains an area of high unmet need, high morbidity and significant impact on quality of life Disease Impact 18-23K patients in the U.S./EU5 ~70K patients in GCC >1M patients worldwide Serious, Irreversible Morbidities High rates of morbidities (even compared to TDT – e.g., thrombosis); frequency of complications increasing as patients age Poor Quality of Life Adult patients with NTDT may have similar or worse Healthcare Related QoL compared with patients with TDT Healthcare Resource Utilization & Cost A 1g/dL decrease in average Hb levels is associated with increased inpatient, outpatient and ER visits/costs, Rx costs, and total healthcare costs in patients with NTDT Increased Mortality Survival is lower than the general population and is significantly worse in those who remain non-regularly transfused than those who are regularly transfused NTDT = non-transfusion dependent thalassemia; TDT = transfusion dependent thalassemia; GCC = Gulf Council Countries Source: Musallam, K, et al.. 2022. Hemasphere 6(12) e806; Thalassemia International Federation, 2023; Musallam, K, et al., 2021. Am J Hematol 97(2) E78-E80; Association of Hemoglobin Levels with Healthcare Resource Utilization and Costs in Non-Transfusion Dependent Alpha and Beta Thalassemia: A Retrospective Observational Study Using Real-World Data (August 1, 2023); Musallam KM et al. Ann Hematol 2021. doi: 10.1007/s00277-020-04370-2; Musallam K., et al. Haematologica. 2021 Sep 1; 106(9): 2489–2492.

ENERGIZE: achieved significance across both primary and all key secondary endpoints Total of 194 patients were randomized 2:1 to 100 mg mitapivat (n=130) or placebo (n=64) Statistically significant increase in hemoglobin response rate (42.3%) compared to patients on placebo (1.6%) Statistically significant change from baseline in average FACIT-Fatigue score and average hemoglobin concentration During the 24-week double-blind period, 4 subjects in the mitapivat arm experienced adverse events (AEs) leading to discontinuation; no AEs in the placebo arm leading to discontinuation All pre-specified subgroup analyses favored the mitapivat treatment arm compared to placebo Key findings in ENERGIZE trial Full data set to be presented at an upcoming medical meeting ENERGIZE T readout expected by mid-year Data to be submitted together to FDA by year end Potential US launch in 2025 Next Steps Hemoglobin response is defined as ≥1.0 g/dL (10 g/L) increase in average Hb concentrations from Week 12 through Week 24 compared with baseline.

6,000 diagnosed adult patients in US Most patients diagnosed before adulthood Nearly 70% of patients have no treatment options Concentrated providers: ~50% of active adult patients in <150 hem/onc practices   Recognized high unmet need Well-established ICD-10 codes Established patient advocacy organizations Thalassemia: an attractive global rare disease opportunity with limited or no treatment options and geographic concentration US Thalassemia Market Opportunity PYRUKYND All-inclusive global trial design ENERGIZE demonstrated statistically significant results on primary and all key secondary endpoints ENERGIZE-T readout in mid-2024 Opportunity to deliver best-in-class therapy and transform treatment for the full range of thalassemia patients Potential US launch in 2025 + GCC prevalence ~8-9x the US Source: Compile Claims Analysis August 2023; Note: active patients defined as those with transfusion or thalassemia ICD-10 diagnosis code in 2022; heme/oncs include PCPs and NP/PAs affiliated with heme/oncs; COEs CDC Funded Thalassemia Treatment Centers, Thalassemia Western Consortium, BMS / Agios Clinical Trial Sites; top affiliated practices include community and academic heme/onc practices in top 5 deciles; 3+ heme/onc visits within 1 year NTD: non-transfusion dependent; TD: transfusion dependent; GCC = Gulf Council Countries

Sickle Cell Disease remains an area of significant need for innovative therapies that can demonstrate meaningful benefits beyond hemoglobin increase

Disease Overview

Genetic blood disorder that causes **sickling of red blood cells**

Caused by mutations in HBB gene leading to **anemia, hemolysis and sickle cell pain crises**

Market Opportunity

No novel oral therapy **improves anemia and reduces sickle cell pain crises (SCPC)**

Significant global opportunity
~100,000 patients in the U.S.
>3 million worldwide

Lifelong impact on SCD patients

~45 years
Average life expectancy

~10%
Deaths from renal impairment

~24%
Patients have a stroke by 45 years of age

N Shah, et al, *PLoS One*. 2019; 14(7): e0214355; Lanzkron, S. et al. *Public Health Rep*. Mar-Apr 2013; 128(2):110-6;Kanter J, Kruse-Jarres R. *Blood Rev*. 2013;27(6):279-287; Vichinsky, E. *Hematology*. 2017(1):435-439.; The American Journal Med 1978 Vol 64,2: 53-258; Platt et al, 1994; Brandow et al. J Hematol Oncol 15, 20 (2022). Agios market research

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PYRUKYND: a novel oral therapy with potential to be best-in-class improving anemia, reducing SCPCs and improving how patients feel and function

RISE UP

Phase 2 Data

- **Statistically significant increase in hemoglobin response** rate observed in both doses compared to placebo
- **Improvements in markers of hemolysis and erythropoiesis** observed at both doses compared to placebo
- A **trend in sickle cell pain crises reduction** was observed at both doses compared to placebo
- No adverse events (AEs) leading to discontinuation

Phase 3 Design(2)

- **Phase 3 primary endpoints:** Hb response(3) and annualized rate of SCPCs
- **N = 198** with a 2:1 randomization (100 mg mitapivat and placebo)
- **52-week** double blinded period followed by 216-week open label extension

PYRUKYND

- Seamless Phase 2/3 global study **designed with community input**
- Potential for mitapivat to:
  - **improve anemia**
  - **reduce sickle cell pain crises**
  - **improve how patients feel and function**
- Expected data readout in 2025
- Potential US **launch in 2026**

Abbreviations: BID = twice daily; Hb = hemoglobin; SCPC = sickle cell pain crises
(1) 100mg was selected for Phase 3 portion of the study
(2) Phase 2 and phase 3 components are part of a single study/protocol
(3) Hb response is defined as a ≥ 1.0 g/dL increase in average Hb concentration over Weeks 24–52 compared with baseline

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Fueling growth beyond 2026, an early-stage pipeline addressing the underlying pathophysiology of rare diseases with high unmet need

Lower-Risk MDS	Phenylketonuria (PKU)	Polycythemia Vera (PV)
~75-80k patients in the U.S. and EU5	~35-40k patients in the U.S. and EU5	~100k patients in the U.S.
No oral therapy addresses ineffective erythropoiesis	Limited treatment options; patients consume high restricted diet	Phlebotomy is the standard of care
40% Achieved Transfusion Independence endpoint in open-label Phase 2a study	IND filed December 2023	In-licensed siRNA from Alnylam in 2023
Expect to initiate Phase 2b study of AG-946 in mid-2024	**Expect to initiate Phase 1 study of oral PAH stabilizer in 2024**	**Advancing to pre-IND studies**

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Continuing clinical and regulatory milestone momentum into 2024 Pediatric PK Deficiency PYRUKYND® Complete enrollment Phase 3 ACTIVATE kids study Lower-Risk MDS AG-946 (Novel PK Activator) Begin patient enrollment of Phase 2b study Pipeline Begin Phase 1 dosing for PAH stabilizer for the treatment of PKU Sickle Cell Disease PYRUKYND® Complete Phase 3 enrollment Thalassemia PYRUKYND® Filing for FDA Approval Thalassemia PYRUKYND® Phase 3 data readout for ENERGIZE-T study Pediatric PK Deficiency PYRUKYND® Phase 3 data readout ACTIVATE kids-T study 2024 EARLY MID-YEAR YEAR-END Thalassemia PYRUKYND® Phase 3 data readout for ENERGIZE study (COMPLETED)

Strong beginning of 2024 with positive Thalassemia Phase 3 ENERGIZE readout and four additional Phase 3 readouts expected by the end of 2025 2024 2026 2025 Thalassemia PYRUKYND® Phase 3 ENERGIZE readout (completed) Thalassemia PYRUKYND® Phase 3 ENERGIZE-T readout Thalassemia PYRUKYND® Potential approval Sickle Cell Disease PYRUKYND® Phase 3 RISE UP readout Sickle Cell Disease PYRUKYND® Potential approval Pediatric PK Deficiency PYRUKYND® Potential approval Pediatric PK Deficiency PYRUKYND® Phase 3 ACTIVATE kids-T readout Pediatric PK Deficiency PYRUKYND® Phase 3 ACTIVATE kids readout

Well-positioned with multiple near-term catalysts to enter multi-billion dollar markets and deliver significant value PK = pyruvate kinase Pka = pyruvate kinase activation Increasing probability of success Proven track record supported by compelling and consistent data to date Differentiated mechanism of action Clearly differentiated PK activation franchise targeting red blood cell health beyond hemoglobin increase PKa franchise with multi-billion dollar potential Large opportunities with substantial value - potential for two additional first and best-in-class indications for PYRUKYND® by 2026 Growing pipeline Diversified pipeline addressing the underlying pathophysiology of rare diseases with high unmet need

Thank you

Appendix

PYRUKYND®: first Phase 3 program to encompass full range of thalassemia patients

ENERGIZE

N = 171
2:1 randomization

100 mg BID | Placebo BID

24-week core period

Open-label extension (up to 5 years)

Primary endpoint

- Mean Hb ↑ ≥ 1 g/dL from baseline

Secondary endpoints

- Fatigue, additional measures of Hb ↑, hemolysis, patient-reported outcomes, physical activity, iron metabolism, safety, PK/PD

Key inclusion criteria

- ≥ 18 years
- β-thalassemia ± α-globin mutations, HbE β-thalassemia, or α-thalassemia (HbH disease)
- Non-transfusion-dependent defined as ≤5 RBC units during the 24-week period before randomization and no RBC transfusions ≤8 weeks prior
- Hb ≤ 10.0 g/dL

ENERGIZE-T

N = 240
2:1 randomization

100 mg BID | Placebo BID

48-week core period

Open-label extension (up to 5 years)

Primary endpoint

- 50% reduction in transfusion burden in any 12-week rolling period

Secondary endpoints

- Additional measures of transfusion reduction, safety, PK/PD

Key inclusion criteria

- ≥ 18 years
- β-thalassemia ± α-globin mutations, HbE β-thalassemia, or α-thalassemia (HbH disease)
- Transfusion-dependent defined as 6 to 20 RBC units transfused and ≤6-week transfusion-free period during the 24-week period before randomization

BID = twice daily; Hb = hemoglobin; HbE = hemoglobin E; HbH = hemoglobin H; PK = pharmacokinetics; PD = pharmacodynamics.

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Phase 3 ENERGIZE study: primary endpoint achieved

ENERGIZE

- Total of 194 patients were randomized 2:1 to 100 mg mitapivat (n=130) or placebo (n=64)
- Hemoglobin response is defined as ≥1.0 g/dL (10 g/L) increase in average Hb concentrations from Week 12 through Week 24 compared with baseline.
- **Treatment with mitapivat demonstrated a statistically significant increase in hemoglobin response rate compared to placebo**

Primary Endpoint	Placebo N=64	Mitapivat 100 mg BID N=130
Hemoglobin responders, n (%)	1 (1.6)	55 (42.3)
Adjusted difference of response rate (Mitapivat-Placebo), %		40.9
95% CI		(32.0, 49.8)
2-sided p-value		<0.0001

Abbreviations: RBC = red blood cell; Hb = hemoglobin. Subjects who do not have at least 2 on-treatment Hb concentration assessments between Week 12 and Week 24 are considered non-responders.

Baseline is defined as the average of all assessments within 42 days before randomization for subjects randomized and not dosed or within 42 days before the start of study treatment for subjects randomized and dosed.

Hb concentrations assessed within 8 weeks after an RBC transfusion are excluded from the baseline derivation and from the analysis.

The estimated adjusted difference in response rate, 95% CI and p-value are based on Mantel-Haenszel stratum weighted method adjusting for the randomization stratification factors.

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Statistical significance also achieved for both key secondary endpoints Key secondary endpoints: change from baseline in both hemoglobin concentration and FACIT-Fatigue Score Change from baseline in average hemoglobin concentration from Week 12 to Week 24 Change from baseline in average FACIT-Fatigue (Functional Assessment of Chronic Illness Therapy-Fatigue) subscale score from Week 12 to Week 24 Treatment with 100 mg mitapivat demonstrated statistically significant improvements on both key secondary endpoints compared to placebo Safety Overall, incidence of adverse events was similar across mitapivat and placebo arms. During the 24-week double-blind period, 4 (3.1%) subjects in the mitapivat arm experienced adverse events (AEs) leading to discontinuation; there were no AEs in the placebo arm leading to discontinuation

Advancing RISE UP Phase 3 Study of PYRUKYND® in sickle cell disease with expected readout in 2025

RISE UP

Phase 3 primary endpoints [1]:
Hb response, defined as a ≥ 1.0 g/dL increase in average Hb concentration over Weeks 24–52 compared with baseline, and annualized rate of SCPCs

Key inclusion criteria

- ≥ 16 years of age
- Documented SCD (HbSS, HbSC, HbSβ0/HbSβ+ thalassemia, other SCD variants)
- Recurrent VOCs (vaso-occlusive crises) – defined as the occurrence of 2–10 SCPCs (acute pain needing medical contact, acute chest syndrome, priapism, hepatic or splenic sequestration) in the prior 12 months
- Anemia – defined as a Hb level of 5.5–10.5 g/dL
- If taking HU, the dose must be stable for ≥ 90 days before starting study drug

Key exclusion criteria

- Receiving regularly scheduled blood transfusions
- Severe kidney disease or hepatobiliary disorders
- Currently receiving treatment with SCD therapies (excluding HU)
- Prior exposure to gene therapy, or prior bone marrow or stem cell transplantation

28 Days		52 weeks	216 weeks
Screening Period	**Randomization [3]**	**Double-blind**	**Open Label Extension**

N = 198

2:1 randomization (100 mg mitapivat and placebo)

→ **Mitapivat[2]** (100 mg)
→ **Matched placebo**

→ **Mitapivat** (100 mg)

Safety Follow-up 28 days after last dose

Abbreviations: BID = twice daily; Hb = hemoglobin; SCPC = sickle cell pain crises; HU = hydroxyurea
[1] Phase 2 and phase 3 components are part of a single study/protocol; [2] Patients who receive mitapivat in the double-blind period will continue to receive the same dose of mitapivat in the open-label extension period;
[3] Randomization stratification factors: Number of SCPCs in the prior year (< 5, ≥ 5), hydroxyurea use (yes, no).

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Treatment with mitapivat demonstrated a statistically significant increase in hemoglobin response rate compared to placebo Placebo N=27 Mitapivat 50 mg BID N=26 Mitapivat 100 mg BID N=26 Hemoglobin responders, n (%) 1 (3.7) 12 (46.2) 13 (50.0) Difference of response rate (Mitapivat-Placebo), % 42.5 46.3 95% CI(1) (18.8, 63.4) (22.0, 66.8) 2-sided p-value(2) 0.0003 0.0001 Abbreviation: RBC = red blood cell Hemoglobin response is defined as ≥1.0 g/dL (10 g/L) increase in average Hb concentrations from Week 10 through Week 12 compared to baseline. Assessments collected within 8 weeks after an RBC transfusion are excluded from the analysis. Subjects who do not have any Hb concentration assessments from Week 10 through Week 12 are considered nonresponders. Exact 95% CI The p-value is based on the Fisher’s exact test

Annualized rates of sickle cell pain crises for patients in the mitapivat arms were lower compared to patients in the placebo arm

RISE UP

CRC Adjudicated Data

Negative Binomial Regression Model

	Placebo N=27	Mitapivat 50 mg BID N=26	Mitapivat 100 mg BID N=26
Annualized Rate of SCPC	1.71	0.83	0.51
95% CI	(0.95, 3.08)	(0.34, 1.99)	(0.16, 1.59)
Rate ratio (Mitapivat/Placebo)		0.48	0.30
95% CI		(0.17, 1.39)	(0.08, 1.07)

Abbreviations: CRC = crisis review committee; SCPC = sickle cell pain crisis

The estimates and 95% CIs are based on a negative binomial regression model with natural log link. The model included the number of SCPC events during the Double-blind Period of the study as the response variable and treatment arm as the independent variable. The natural log of time on study was used as the offset to account for the varying lengths of subjects' time in the Double-blind Period of the study.

SCPC events that occur within 7 days of a prior SCPC onset are not counted as a separate event. Each subject time in the Double-blind Period is defined as (end date – date of randomization + 1), where end date is last dose of study drug during the Double-blind Period for subjects randomized and dosed, or the randomization date for subjects randomized and not dosed.

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PYRUKYND® has the potential to become the first therapy approved for all thalassemia subtypes


Thalassemia
~8K in US
Adult Thalassemia (18+)
~6K (~70%)
Alpha Thalassemia
~3K (~47%)
Beta Thalassemia
~3K (~53%)
Non-Transfusion Dependent Alpha Thalassemia
~3K (~95%)
Transfusion Dependent Alpha Thalassemia
~0.1K (~5%)
Non-Transfusion Dependent Beta Thalassemia
~1K (~40%)
Transfusion Dependent Beta Thalassemia
~2K (~60%)

~67% of adults do not have an approved therapy in the US

	Non-Transfusion Dependent Alpha Thalassemia	Transfusion Dependent Alpha Thalassemia	Non-Transfusion Dependent Beta Thalassemia	Transfusion Dependent Beta Thalassemia
Approved treatment in US*	✗	✗	✗	✓
PYRUKYND potential label	✓	✓	✓	✓

Beta-THAL prevalence: HEOR Global THAL Epidemiology SLE (XCENDA, 2021); US: Paramore, et.al; Alpha-THAL prevalence: Agios internal estimates; LEK Analysis | Beta-THAL TD/NTD split (60% / 40%): Thuret, et.al., Haematologica 2010; Magnolia TPP MR, April 2020 | Alpha-THAL TD/NTD split (5% / 95%): Taher, et.al., Vox Sanguinis, 2015; Magnolia TPP MR, April 2020.
PYRUKYND® is under investigation for thalassemia and is not approved anywhere for that use. *Note: Reblozyl also approved in non-transfusion dependent beta-thalassemia EU

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